UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report
April 18, 2007
(Date of earliest event reported)
Callon Petroleum Company
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-14039 (Commission File Number)	64-0844345 (I.R.S. Employer Identification Number)
200 North Canal St.
Natchez, Mississippi 39120
(Address of principal executive offices, including zip code)
(601) 442-1601
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement
     The information in Item 2.03 below is incorporated herein by reference.
Item 2.01. Completion of Acquisition or Disposition of Assets
     On April 18, 2007, pursuant to a Purchase and Sale Agreement, we completed the previously-announced acquisition of an 80% working interest in the Entrada Field from BP Exploration and Production Company for an initial cash purchase price of $150 million and the payment of an additional $40 million after the field produces 12.5 million barrels of oil equivalent.
     Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     To fund the acquisition described above plus a portion of the development costs, on April 18, 2007, we entered into a revolving credit facility in aggregate maximum principal amount of $200 million by and between Callon Petroleum Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Lead Arranger, Merrill, Lynch Capital Corporation, as Administrative Agent and as Revolving Loan Lender, Merrill Lynch Bank USA, as Deposit Bank, and the other lenders described therein (the “Credit Agreement”). The Credit Agreement provides,
•	For a maturity date of March 31, 2014, provided that if Callon does not refinance its 9.75% senior notes due December 8, 2010, the maturity date will be September 8, 2010;

•	That borrowings under the facility are limited to a borrowing base, which initially is $400 million, and will be re-determined by the administrative agent every six months beginning September 1, 2008;

•	That borrowings under the facility are secured by a lien on the Entrada field, and that all of the subsidiaries of Callon guarantee the loan;

•	For mandatory reductions in the maximum commitments thereunder to the extent of 50% of any cash proceeds realized from a sale to a third party of any of Callon’s interests in the Entrada field and from 50% of future excess cash flow from the Entrada field beginning September 1, 2009;

•	That the interest rate is based on LIBOR plus a margin of 7% or the corporate base rate announced by the administrative agent plus a margin of 6%; and

•	For an unused commitment fee payable by Callon on the difference between the commitment amount and the outstanding balance of the loan based upon the applicable margin for LIBOR loan described above.
     Upon the occurrence of certain events of default, Callon’s obligations under the Credit Agreement may be accelerated. Callon is subject to customary affirmative and negative covenants, including financial covenants requiring a minimum ratio of trailing four quarter EBITDA to total interest expense, minimum PV-10 value to total net funded debt and a maximum ratio of total net funded debt to trailing four quarter EBITDA.
     The lenders under Callon’s existing credit facility have consented to Callon’s entering into the Credit Agreement. As a condition to providing such consent, the lenders required an amendment of the existing credit facility ( “Amendment No. 1”) effective upon closing of the Credit Agreement. Amendment No. 1 to the credit facility provides for increased fees and interest rates under such existing credit facility, and a lowering of the borrowing base from $75 million to $50 million, until the next borrowing base re-determination date.
     A copy of the press release announcing the acquisition is attached as Exhibit 99.1. The Credit Agreement and Amendment No. 1 are attached hereto as Exhibit 10.1 and Exhibit 10.2 and are incorporated herein by reference.

     The descriptions of the Agreements do not purport to be complete and are qualified in their entirety by reference to such agreements.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
     (a) Financial Statements of Businesses Acquired
          If required, the financial information relating to the acquisition of interests in the Entrada Field will be provided no later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.
     (b) Pro Forma Financial Information
          If required, the pro form financial information relating to the acquisition of interests in the Entrada Field will be provided no later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.
     (c) Exhibits

Exhibit Number	Title of Document

2.1	Purchase and Sale Agreement executed on March 8, 2007 by and between Callon Petroleum Operating Company and BP Exploration and Production Company (incorporated by reference to Exhibit 2.1 of the Company’s Report on Form 8-K filed with the Securities and Exchange Commission on March 9, 2007).

10.1	Credit Agreement dated as of April 18, 2007 by and among Callon Petroleum Company, each of the “Lenders” signatory thereto, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Lead Arranger, Merrill Lynch Capital Corporation as Administrative Agent for the Lenders and as Revolving Loan Lender, and Merrill Lynch Bank USA as Deposit Bank.*

10.2	Amendment No. 1 dated as of April 18, 2007 among Callon Petroleum Company, the “Lenders” party to the Credit Agreement described therein, and Union Bank of California, N.A. as administrative agent for such Lenders.*

99.1	Press release dated April 18, 2007.
*	The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Callon will furnish a copy of such schedules to the Securities and Exchange Commission upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
April 24, 2007	By:	/s/ B.F. Weatherly
B.F. Weatherly
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Title of Document

2.1	Purchase and Sale Agreement executed on March 8, 2007 by and between Callon Petroleum Operating Company and BP Exploration and Production Company (incorporated by reference to Exhibit 2.1 of the Company’s Report on Form 8-K filed with the Securities and Exchange Commission on March 9, 2007).

10.1	Credit Agreement dated as of April 18, 2007 by and among Callon Petroleum Company, each of the “Lenders” signatory thereto, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Lead Arranger, Merrill Lynch Capital Corporation as Administrative Agent for the Lenders and as Revolving Loan Lender, and Merrill Lynch Bank USA as Deposit Bank.*

10.2	Amendment No. 1 dated as of April 18, 2007 among Callon Petroleum Company, the “Lenders” party to the Credit Agreement described therein, and Union Bank of California, N.A. as administrative agent for such Lenders.*

99.1	Press release dated April 18, 2007.
*	The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Callon will furnish a copy of such schedules to the Securities and Exchange Commission upon request.

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